UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2021

CHATHAM LODGING TRUST

(Exact name of registrant as specified in its charter)

Maryland	001-34693	27-1200777
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Lakeview Avenue, Suite 200

West Palm Beach, Florida 33401

(Address and zip code of

principal executive offices)

Registrant’s telephone number, including area code: (561) 802-4477

Not Applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of exchange on which registered
Common Shares of Beneficial Interest, $0.01 par value	CLDT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modifications to Rights of Security Holders.

On June 25, 2021, Chatham Lodging Trust (the “Company”) filed, with the State Department of Assessments and Taxation of the State of Maryland, Articles Supplementary (the “Articles Supplementary”) to the Company’s Declaration of Trust, as amended and supplemented, classifying and designating 4,800,000 of the Company’s authorized preferred shares of beneficial interest, $0.01 par value per share, as 6.625% Series A Cumulative Redeemable Preferred Shares of Beneficial Interest, $0.01 par value per share (the “Series A Preferred Shares”). A summary of the material terms of the Series A Preferred Shares is set forth under the caption “Description of the Series A Preferred Shares” in the Company’s prospectus supplement, dated June 23, 2021 and filed with the Securities and Exchange Commission (the “SEC”) on June 24, 2021 (the “Prospectus Supplement”). The summary of the Series A Preferred Shares in the Prospectus Supplement and the following description of the Series A Preferred Shares are qualified in their entirety by reference to the Articles Supplementary, which are hereby incorporated by reference into this Item 3.03 and which were filed as Exhibit 3.3 to the Company’s Registration Statement on Form 8-A, filed with the SEC on June 25, 2021.

The Company filed the Articles Supplementary in connection with its previously announced Preferred Shares Offering (as defined below), as further described below.

The Series A Preferred Shares rank senior to the Company’s common shares of beneficial interest, $0.01 par value per share (“Common Shares”), with respect to distribution rights and rights upon the voluntary or involuntary liquidation, dissolution or winding up of the Company.

In addition to other preferential rights, each holder of Series A Preferred Shares is entitled to receive a liquidation preference, which is equal to $25.00 per Series A Preferred Share, plus any accrued and unpaid distributions to, but not including, the date of the payment, before the holders of Common Shares, in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company. Furthermore, the Company is restricted from declaring or paying any distributions, or setting aside any funds for the payment of distributions, on the Common Shares or, subject to certain exceptions, redeeming or otherwise acquiring Common Shares unless full cumulative distributions on the Series A Preferred Shares have been declared and either paid or set aside for payment in full for all past distribution periods.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information about the Articles Supplementary set forth under Item 3.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.03.

The Company, as the general partner of Chatham Lodging, L.P. (the “Operating Partnership”), has amended the Agreement of Limited Partnership of the Operating Partnership, as amended (the “Partnership Agreement”) to provide for the issuance of up to 4,800,000 6.625% Series A Preferred Partnership Units (liquidation preference $25.00 per unit) (the “Series A Preferred Units”). Such amendment is filed as Exhibit 3.2 to this Current Report on Form 8-K and incorporated by reference herein. The Company expects to contribute the net proceeds from the sale of the Series A Preferred Shares in the Preferred Shares Offering (as defined below) to the Operating Partnership in exchange for the same number of Series A Preferred Units. The Series A Preferred Units have economic terms that mirror the terms of the Series A Preferred Shares. The issuance of the Series A Preferred Units will be exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933.

This description of the material terms of the amendment to the Partnership Agreement is qualified in its entirety by reference to the amendment to the Partnership Agreement, which is filed as Exhibit 3.2 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 5.03.

Item 7.01 Regulation FD Disclosure.

On June 23, 2021, the Company issued a press release announcing the pricing of the Preferred Shares Offering. A copy of that press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 7.01.

Item 8.01 Other Events.

On June 23, 2021, the Company and the Operating Partnership entered into an underwriting agreement (the “Underwriting Agreement”) with the several underwriters named on Schedule A therein (the “Underwriters”), for whom Wells Fargo Securities, LLC is acting as representative, pursuant to which the Company agreed to offer and sell 4,800,000 Series A Preferred Shares (the “Preferred Shares Offering”). In the Underwriting Agreement, the Company and the Operating Partnership made certain customary representations, warranties and covenants and agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended. The closing of the Preferred Shares Offering is expected to occur on June 30, 2021, subject to customary closing conditions pursuant to the terms of the Underwriting Agreement.

The Company estimates that the net proceeds from the Preferred Shares Offering, after deducting underwriting discounts and commissions and estimated offering expenses payable by the Company, will be approximately $116.1 million. The Series A Preferred Shares have been registered on the Company’s shelf registration statement on Form S-3 (File No. 333-251600), which was filed with the SEC on December 22, 2020 and was declared effective by the SEC on January 5, 2021.

This description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 8.01. For a more detailed description of the Underwriting Agreement, see the disclosure under the caption “Underwriting (Conflicts of Interest)” contained in the Prospectus Supplement, which disclosure is hereby incorporated by reference into this Item 8.01.

In connection with the filing of the Underwriting Agreement, the Company is filing as Exhibit 5.1 to this Current Report on Form 8-K the opinion of its counsel, Venable LLP, regarding certain matters of Maryland law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated June 23, 2021, by and among Chatham Lodging Trust, Chatham Lodging, L.P. and Wells Fargo Securities, LLC, as representative of the underwriters named therein.

3.1	Articles Supplementary to the Company’s Declaration of Trust designating the 6.625% Series A Cumulative Redeemable Preferred Shares of Beneficial Interest, $0.01 par value per share (incorporated by reference to Exhibit 3.3 of the Company’s Registration Statement on Form 8-A filed with the SEC on June 25, 2021).

3.2	Second Amendment to the Agreement of Limited Partnership of Chatham Lodging, L.P.

5.1	Opinion of Venable LLP regarding legality of 6.625% Series A Cumulative Redeemable Preferred Shares of Beneficial Interest.

23.1	Consent of Venable LLP (included in Exhibit 5.1).

99.1	Press Release, dated June 23, 2021

104	Cover page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHATHAM LODGING TRUST

Date: June 28, 2021	By:	/s/ Jeremy B. Wegner
Name: Jeremy B. Wegner
Title: Senior Vice President and Chief Financial Officer